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                                                                  EXHIBIT 10.3.4
                                                                  --------------




                            LOAN AND PLEDGE AGREEMENT


This LOAN AND PLEDGE AGREEMENT is dated [Term1] (the "Agreement"), and is made by and among Deutsche Bank AG, London branch ("DBL"), with Deutsche Bank Securities, Inc., as agent ("DBSI", and, together with DBL, "Deutsche Bank"). Pursuant to this Agreement, DBL agrees, subject to the terms and conditions contained herein, to extend to [Term2] (the "Borrower") a loan ("Loan") in an aggregate principal amount that shall not, at any time, exceed the Commitment (as defined below) outstanding at such time. The "Commitment" shall, initially, be $[Term3] and may, in the sole discretion of Deutsche Bank, be increased from time to time to such amount as Deutsche Bank's credit department may approve from time to time. Information for each of the bracketed items is provided on the signature pages hereto.

                                   Preliminary

WHEREAS the Borrower has purchased from Deutsche Bank a cash-settled, European style over-the-counter put option (the "Put") on shares of the common stock (the "Common Stock") of [Term4] (the "Company") and sold to Deutsche Bank a cash-settled, European style over-the-counter call option (the "Call" and, together with the Put, the "Collar") on shares of the common stock of the Company; the Collar is evidenced and governed by a confirmation (Deal Reference # [Term5]) that incorporates by reference the form of ISDA Master Agreement (Multicurrency--Cross-Border) (the "ISDA Form") and, upon execution of an ISDA Master Agreement (Multicurrency--Cross Border), by and between DBL and the Borrower, with DBSI as agent (as well as a Schedule, Credit Support Annex ("CSA"), Annexes, Exhibits and Confirmations relating to the Collar (collectively, the "Master Agreement") which are incorporated therein by reference), shall be governed by such Master Agreement; the Collateral (as defined in paragraph B.1 below), other than the Collar, has also been pledged by the Borrower to Deutsche Bank pursuant to the CSA to secure the Borrower's obligations under the Collar.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

A. Borrower hereby represents and warrants to Deutsche Bank as follows (In each of A.1. and A.2. below, please check the appropriate paragraph):

1. ___ The Loan is being made for "purpose" use (as such term is used in the context of Regulation U and Regulation X (the "Margin Regulations") promulgated by the Board of Governors of the Federal Reserve System (12 CFR 220).

     _X_ The Loan is being made for "non-purpose" use (as such term is used in the context of the Margin Regulations). The Borrower represents and warrants to Deutsche Bank that the proceeds of the Loan will not be used to trade in or carry securities and that it will sign a Board of Governors of the Federal Reserve System Statement of Purpose for an Extension of Credit by a Creditor ("Form U-1") to that effect.

2. ___ The Borrower is an "affiliate" of the Company as defined in Rule 144 ("Rule 144") under the Securities Act of 1933, as amended (the "Act").


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     _X_  The Borrower is not an "affiliate" of the Company as defined in
          Rule 144.

3. The Borrower owns the Collateral (as defined below) free and clear of any liens, pledges or encumbrances, other than the security interests granted hereunder and (if applicable) the security interest created pursuant to the CSA to secure the Borrower's obligations under the Collar (collectively, the "Security Interests"). The Collateral is subject to no options to purchase or similar rights of any person other than the rights created hereunder and the rights under the Collar and under the CSA. The Borrower is not and will not become a party to or otherwise be or become bound by any agreement (other than this Agreement, the Master Agreement and the CSA) that restricts in any manner the rights of any present or future holder of any of the Collateral with respect thereto. The Borrower further represents that (a) it shall not subject the Collateral to other liens, pledges or encumbrances during the term of the Loan, except for the Security Interests, (b) Deutsche Bank shall have a continuing security interest in the Collateral during the term of the Loan and the Put and (c) Deutsche Bank's interest therein shall be first priority, and provided that Deutsche Bank retains the Collateral in its possession, fully perfected.

4. (a) The Pledged Shares (as defined in paragraph B.2 below) are subject to the restrictions of Rule 145 and (b) the Borrower acquired the Pledged Shares on [Term6] and, as of that time, made full payment of the full purchase price.

5. There are no lock-up agreements or other arrangements in place restricting the transfer of the Pledged Shares.

6. The Borrower does not know or have any reason to believe that the Company has not complied with the reporting requirements contained in Rule 144(c)(1) of the Act;

7. (a) The individual(s) executing and delivering this Agreement and any other documentation relating to this Agreement to which it is a party or that it is required to deliver are duly empowered and authorized to do so, and it has duly executed and delivered this Agreement; (b) it is not relying upon any representations (whether written or oral) of Deutsche Bank other than representations expressly set forth herein or in the Master Agreement; (c) it is entering into this Agreement with a full understanding of all of the terms and risks hereof (economic and otherwise), and it is capable of assuming (financially and otherwise) those risks; (d) it has made its investment and trading decisions (including decisions regarding the suitability of the Loan and the Collar) based upon its own judgment and it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors as it has deemed necessary, and not in reliance upon any view expressed by Deutsche Bank or Deutsche Bank's counsel; (e) Deutsche Bank is not acting as a fiduciary or an advisor for it, and all of its decisions have been the result of arms' length negotiations between the Borrower and Deutsche Bank; (f) Deutsche Bank has not given the Borrower any assurance or guarantee as to the expected performance or result of the Loan or the Collar; and (g) there exists no



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     prohibition against it entering into this Agreement, pledging the
     Collateral to secure the Loan, or Deutsche Bank's ability (if applicable, subject to Rule 145) to freely liquidate the Collateral in accordance with the terms of this Agreement, and that by entering into this Agreement the Borrower will not violate any law or the terms or conditions of any agreement to which the Borrower or its assets may be subject.

8.   The place that the Borrower is "deemed located" within the meaning of
     Section 9-103(3) of the UCC (the Borrower's "Location") is the address set forth for the Borrower on the signature pages hereof.

9. The Borrower has not performed and will not perform any acts that might prevent Deutsche Bank from enforcing any of the terms of this Agreement or that might limit Deutsche Bank in any such enforcement.

10. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests, no financing statement, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a lien, security interest or other encumbrance of any kind on such Collateral.

11. All Collateral consisting of securities and all financial assets underlying Collateral consisting of security entitlements (each as defined in Section 8-102 of the UCC) at any time pledged hereunder is and will be issued by an issuer organized under the laws of the United States, any State thereof or the District of Columbia and (i) certificated (and the certificate or certificates in respect of such securities or financial assets are and will be located in the United States) and registered in the name of the Borrower or held through a securities intermediary whose securities intermediary's jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States or (ii) uncertificated and either registered in the name of the Borrower or held through a securities intermediary whose securities intermediary's jurisdiction (within the meaning of Section 8-110(e) of the UCC) is located in the United States.

12. If this Agreement allows for multiple drawdowns of the Loan amount, all representations and warranties of the Borrower under this Agreement shall be deemed repeated as of the date of each drawdown.

B. The parties agree as follows:

1. The obligation of Deutsche Bank to make any advance included in the Loan pursuant to the Commitment is conditioned upon the satisfaction of each of the following conditions:

          (a) Each of the representations and warranties of the Borrower set forth herein and in the Master Agreement shall be true and correct on and as of the date of



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               the making of such advance, both before and after the making of such advances;

          (b) No Default shall have occurred and be continuing on the date of such advance, either before or after the making of such advance;

          (c) The aggregate principal amount of the Loan after giving effect to the advance to be made, shall not exceed the Commitment at such time;

          (d) Deutsche Bank shall have received (i) a written request for such advance, duly executed by the Borrower and setting forth the principal amount of the advance requested and the date upon which such advance is to be made, at least 5 business days prior to the date upon which such advance is thereby request to be made and
               (ii) a promissory note (the "Note"), substantially in the form of Exhibit A hereto, duly completed in the amount of the advance requested and executed by the Borrower; and

          (e)  Either

               (i) The Borrower shall have certified to Deutsche Bank in writing that the proceeds of such advance will not be used to pay dividends or distributions in respect of, or redeem or make any other payment in respect of, any equity securities of or other equity interests in the Borrower (the terms "equity securities" and "other equity interests" as used herein shall not include any securities convertible into equity securities or any debentures); or

               (ii) either (x) the Borrower shall have provided evidence satisfactory to Deutsche Bank that, following the making of the advance and the Borrower's use of the proceeds thereof, the ratio of its total liabilities (including contingent or other liabilities) to the sum of (i) its cash and cash equivalents,
               (ii) the put strike notional amount of the Common Stock, (iii) 50% of its accounts receivable, and (iv) 20% of its inventory, is less than 1.0 or (y) the Borrower shall have provided evidence satisfactory to Deutsche Bank that following the making of the advance and the Borrower's use of the proceeds thereof, the Borrower will be solvent.

     Any request by the Borrower for any advance to be included in the Loan, and the acceptance by the Borrower of the proceeds of any advance, shall be deemed to be a representation by the Borrower on the date of such request and the date of such advance, of the satisfaction of each of the conditions set forth in (a), (b) and (c) above. Upon satisfaction of the conditions above, Deutsche Bank shall issue the amount of any advance to Borrower per Borrower's instructions within 5 business days of the written request.



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2.   As collateral for the Loan, the Borrower hereby pledges to Deutsche Bank
     (i) [Term7] shares of the common stock of the Company (the "Pledged Shares"), which have been credited to a securities account maintained at DBSI, as securities intermediary, numbered [Term8] and titled "[Term9] as Pledgor; Deutsche Bank as Pledgee" (the "Account"), (ii) all securities entitlements in respect thereof, (iii) the Collar, (iv) all income and profits on any of the foregoing, (v) all interest, dividends and other payments and distributions with respect to any of the foregoing and (vi) all proceeds of any of the foregoing (collectively, the "Collateral"). The Borrower agrees that, so long as the Loan or the Collar or any obligation of the Borrower in respect of any of them is outstanding, it will maintain the Collateral (other than the Collar) in the Account.

3. If the Borrower is entitled to receive in respect of the Collateral any stock dividends, any dividends payable in securities or other property (including ordinary cash dividends), any dividends or distributions on dissolution or total or partial liquidation or in connection with a reduction of capital, capital surplus or paid-in surplus, or any other securities or any rights to purchase any securities (whether through conversion, stock-split, spin-off, split-off, reclassification, merger, consolidation, sale of assets, combination of shares or otherwise), any such entitlements or rights, and any cash, securities or other property paid or distributed in respect thereof, shall constitute part of the Collateral and (except in the case of ordinary cash dividends) shall be delivered to Deutsche Bank and held in the Account as part of the Collateral and, if delivered to the Borrower, the Borrower shall accept the same in trust for the benefit of Deutsche Bank, as pledgee, and shall deliver the same promptly to Deutsche Bank as Collateral in the same form as received and in suitable form for transfer by delivery or exercise, or accompanied by duly executed instruments of transfer, exercise, or assignment in blank, with signatures appropriately guaranteed, and accompanied by any required transfer tax stamps, all in form and substance satisfactory to Deutsche Bank. Unless a Default (as defined in paragraph
     B.11 below) shall have occurred and be continuing, the Borrower shall be entitled to receive, and Deutsche Bank shall, upon the request of the Borrower, to the extent Deutsche Bank shall have received the same, deliver to the Borrower, all ordinary cash dividends and interest paid upon or with respect to the Collateral. In the event of a Default (as defined in paragraph B.11 below), all dividends and interest received by Deutsche Bank shall be retained by Deutsche Bank and all such dividends and interest which are received by the Borrower shall be received in trust for the benefit of Deutsche Bank, as pledgee, and, if Deutsche Bank so directs during the continuance of a Default (as defined in paragraph B.11 below), shall be segregated from other funds of the Borrower and shall, forthwith upon demand by Deutsche Bank, be paid over or delivered to Deutsche Bank as Collateral in the same form as received (with any necessary endorsement).

4. The Borrower hereby authorizes DBL to lend on commercially reasonable terms, to any of its affiliates or to others, any securities held by Deutsche Bank as Collateral in the Account or any other securities held by DBL on margin in Deutsche Bank's possession or control, together with all attendant rights of ownership (including the right to vote such securities).



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5.   Upon the request of Deutsche Bank, the Borrower shall, at the expense of the Borrower and in such manner and form as Deutsche Bank may require, give, execute, deliver, file and record any financing statement, notice, instrument, document, agreement or other paper that may be necessary or desirable in order to (i) create, preserve, perfect, substantiate or validate any Security Interest, (ii) create or maintain control (within the meaning of Section 8-106 of the UCC) with respect to any such Security Interests in any investment property (as defined in Section 9-115 of the UCC) or (iii) enable Deutsche Bank to exercise and enforce its rights hereunder with respect to such Security Interest. To the extent permitted by applicable law, the Borrower hereby authorizes Deutsche Bank to execute and file, in the name of the Borrower or otherwise, UCC financing or continuation statements (which may be carbon, photographic, photostatic or other reproductions of this Agreement or of a financing statement relating to this Agreement) that Deutsche Bank in its sole discretion may deem necessary or appropriate to further perfect, or maintain the perfection of, the Security Interests.

6. The Borrower shall warrant and defend the Borrower's title to the Collateral, subject to the rights of Deutsche Bank, against the claims and demands of all persons. Deutsche Bank may elect, but without an obligation to do so, to discharge any lien of any third party on any of the Collateral.

7. The Borrower agrees that the Borrower shall not change (i) the Borrower's name, identity or corporate structure in any manner or (ii) the Borrower's Location, unless in either case (A) the Borrower shall have given Deutsche Bank not less than 30 days' prior notice thereof and (B) such change shall not cause any of the Security Interests to become unperfected, cause Deutsche Bank to cease to have control (within the meaning of Section 8-106 of the UCC) in respect of any of the Security Interests in any Collateral consisting of investment property (as defined in Section 9-115 of the UCC) or subject any Collateral to any other Lien.

8. The Borrower agrees that the Borrower shall not (i) create or permit to exist any lien (other than the Security Interests) upon or with respect to the Collateral, (ii) sell or otherwise dispose of, or grant any options (except with regard to transactions entered into with Deutsche Bank) with respect to, any of the Collateral or (iii) enter into or consent to any agreement pursuant to which any person other than the Borrower, Deutsche Bank and any securities intermediary through whom any of the Collateral is held (but in the case of any such securities intermediary only in respect of Collateral held through it) has or will have control (within the meaning of Section 8-106 of the UCC) in respect of any Collateral.

9. The Loan shall mature, and any and all unpaid principal and interest on, the Loan shall be due and payable on the Settlement Date (as defined in the Master Agreement). The Borrower agrees that the unpaid principal amount of each Note (which aggregate to the amount of the Loan) shall bear interest as described in such Note. Accrued interest on



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     each Note shall be added to the outstanding principal amount of such Note on the last day of each month while the Note is outstanding (and if any such day is not a business day, on the next succeeding business day). Interest shall be calculated on the basis of a 360 day year for the actual days elapsed.

10. The Borrower agrees for the duration of the Loan to notify Deutsche Bank prior to acquiring beneficial ownership directly or indirectly, of more than five (5) percent of any equity security of the Company (including any equity security included in the Collateral), such that it would be required to file statements under Securities and Exchange Commission Rule 13d-1 under the Securities Exchange Act of 1934, as amended. Deutsche Bank shall have the right upon such notice to demand immediate repayment of the Loan in its entirety. If the Borrower refuses to repay the Loan upon such demand by Deutsche Bank, Deutsche Bank shall have the right to liquidate the Collateral, and any resulting deficit shall be for the Borrower's account and risk.

11. Upon any breach, repudiation, misrepresentation or default (howsoever characterized) by the Borrower hereunder or under the Master Agreement (a "Default"), or upon a Regulatory Event (as defined below), Deutsche Bank may, by notice to the Borrower, (i) declare the Loan, together with accrued interest thereon, to be, and it shall thereupon become, immediately due and payable, without presentment, demand, protest or other notice to the Borrower, each of which is hereby waived by the Borrower and (ii) terminate the Commitment; provided that upon the occurrence of a Default of the type specified in clause (d) below, without notice to the Borrower or any other act by Deutsche Bank, the Commitment shall thereupon immediately terminate and the Loan shall become immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

     In addition, upon the occurrence of any Default or Regulatory Event (as defined below), and for the purpose of satisfying any and all of the Borrower's obligations hereunder, Deutsche Bank shall have the right to:
     (a) cancel any of the Borrower's outstanding orders for the purchase or sale of any securities, commodities or other property; (b) sell any or all of the securities (including the Collateral) and commodities or other property of the Borrower in the Account; (c) buy in any securities, commodities or other property of which the account or accounts (including the Account) of the Borrower may be short; or (d) exercise all of the rights of a secured party under the New York Uniform Commercial Code (whether or not in effect in the jurisdiction where such rights are exercised) with respect to the Collateral. Such foreclosure, sale, purchase or cancellation may be made on the exchange or other market where such business is then usually transacted, or at public auction or at private sale, without advertising and without any notice (other than as may be required under applicable law) of the time or place of sale to the Borrower or to the personal representatives of the Borrower, all of which are expressly waived by Borrower, and Deutsche Bank may purchase the whole or any part thereof free from any right of redemption, which rights the Borrower hereby expressly waives to the fullest extent permitted under applicable law, and the Borrower shall remain liable for any



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     deficiency; it being understood that a prior tender, demand or call of any kind from Deutsche Bank, or prior notice from Deutsche Bank, of the time and place of such sale or purchase shall not be considered a waiver of its right to sell or buy any securities (including the Collateral) and/or commodities and/or other property held by Deutsche Bank, or which the Borrower may owe to Deutsche Bank. The Borrower hereby agrees to execute and deliver such documents and take such actions as Deutsche Bank deems necessary or advisable in order that any such foreclosure, sale, purchase or cancellation be made in compliance with applicable law. Without limiting the generality of the foregoing, a Default of this Agreement shall be deemed to have occurred in the event that:

          (a) the Borrower fails to pay any amount when due under this Agreement or the Collar;

          (b) the Borrower fails to fulfill or discharge any other obligations or agreements under or relating to this Agreement, the Collar, the CSA or the Master Agreement or under any other agreement it may have with Deutsche Bank or its affiliates;

          (c) any representation made or repeated or deemed to have been made or repeated by the Borrower hereunder or under or in respect of this Agreement, the Collar, the CSA or the Master Agreement proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

          (d) any of the following occurs with respect to the Borrower: (i) the filing or commencement of any case, petition or proceeding by or against the Borrower under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law; (ii) the filing or commencement of any case, petition or proceeding by or against the Borrower for the appointment of a receiver, trustee, custodian or similar official for the Borrower or any substantial portion of its property or assets; (iii) the levy of an attachment against any property or accounts of the Borrower (including the Account); (iv) the making by the Borrower of a general assignment for the benefit of creditors; or (v) the admission by the Borrower of its inability to pay its debts as they come due; or

          (e) the Put is sold, assigned or otherwise transferred by the Borrower, or otherwise terminates or expires prior to the Expiration Date (as defined in the Master Agreement), or the terms of the Put are adjusted in a manner that is materially adverse to Deutsche Bank with regard to the Loan (as determined by Deutsche Bank in its reasonable discretion);

          (f) the Security Interest shall at any time fail to be a valid, perfected, first-priority security interest (except to the extent such failure is caused by Deutsche Bank's failure to retain the Collateral in its possession) in all of the Collateral securing the Loan and all of the Borrower's obligations under this Agreement, the Collar, the CSA and the Master Agreement, or, in the case of any Collateral consisting of investment property (as



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     defined in Section 9-115 of the New York Uniform Commercial Code) Deutsche
     Bank shall fail to have control (within the meaning of Section 8-106 of the UCC) thereof.

          A "Regulatory Event" shall mean any time Deutsche Bank is required (and only to the extent required) to take any action in respect of the Loan, the Collateral, or the Collar in order to comply with any applicable laws of, or the rules and regulations of, any applicable United Kingdom or United States federal, state or other regulatory authorities, including but not limited to the Securities and Exchange Commission, the Securities and Investments Board, The Securities and Futures Authority, all relevant securities and commodity exchanges, the Municipal Securities Rulemaking Board, the National Association of Securities Dealers, the Board of Governors of the Federal Reserve System and the constitution, rules and customs of any relevant exchange or market (and its clearinghouse, if any).

12. Any amount payable by the Borrower to Deutsche Bank or its affiliates in circumstances where a Default by the Borrower under this Agreement, the Collar, the CSA or the Master Agreement has occurred, may, at the option of Deutsche Bank (and without prior notice to the Borrower), be reduced by its set-off against any amount payable (whether at such time or in the future or upon the occurrence of a contingency) by Deutsche Bank to the Borrower under the Collar or otherwise (and such amount will be discharged promptly and in all respects to the extent it is so set-off). Deutsche Bank will give notice to the Borrower of any set-off effected hereunder. Deutsche Bank may in good faith estimate the amount payable under the Collar and set-off in respect of such estimate. A Default by the Borrower under this Agreement shall constitute a Cross-Default under the Collar and the Master Agreement, and if Deutsche Bank exercises its rights upon Default under this Agreement by disposing of Collateral, it shall terminate the Collar pursuant to the terms of the Master Agreement. Nothing contained in this paragraph shall impair Deutsche Bank's right to liquidate Collateral pursuant to this Agreement.

13. The Borrower agrees that the Borrower shall forthwith upon demand pay to Deutsche Bank:

               (i) the amount of any taxes that Deutsche Bank may have been required to pay by reason of the Security Interests or to free any of the Collateral from any lien (other than the Security Interests) thereon, and

               (ii) the amount of any and all costs and expenses, including the fees and disbursements of counsel and of any other experts, that Deutsche Bank may incur in connection with (A) the enforcement of this Agreement, including such expenses as are incurred to preserve the value of the Collateral and the validity, perfection, rank and value of the Security Interests, (B) the collection sale or other disposition of any of the Collateral or (C) the exercise by Deutsche Bank of any of the rights conferred upon it hereunder.



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     Any such amount not paid on demand shall bear interest (computed on the basis of a year of 360 days and payable for the actual number of days elapsed) at a rate per annum equal to 3% plus the prime rate as published from time to time in The Wall Street Journal, Eastern Edition.

14. This Agreement and its enforcement shall be governed by the laws of the State of New York, except to the extent that remedies provided by the laws of any jurisdiction other than New York are governed by the laws of such jurisdiction.

15. ANY DISPUTE THE BORROWER MAY HAVE WITH DEUTSCHE BANK ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT, THE COLLAR, THE CSA OR THE MASTER AGREEMENT SHALL BE DETERMINED BY ARBITRATION OR LITIGATION IN COURT AT THE ELECTION OF THE BORROWER. REGARDLESS OF WHETHER THE BORROWER CHOOSES TO PROCEED BY ARBITRATION OR LITIGATION, THE BORROWER AND DEUTSCHE BANK AGREE TO FOLLOW THE PROCEDURES AND ABIDE BY THE REQUIREMENTS LISTED
     BELOW:

     FOR ARBITRATION:

     -    ARBITRATION IS FINAL AND BINDING ON THE PARTIES.

     - THE PARTIES ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO JURY TRIAL.

     - PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED THAN AND DIFFERENT FROM COURT PROCEEDINGS.

     - THE ARBITRATORS' AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND ANY PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY THE ARBITRATORS IS STRICTLY LIMITED.

     - THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

     ANY ARBITRATION SHALL BE CONDUCTED ONLY BEFORE THE NEW YORK STOCK EXCHANGE, INC., THE AMERICAN STOCK EXCHANGE, INC., THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR ANY OTHER SELF-REGULATORY ORGANIZATION OF WHICH DBSI IS A MEMBER. THE BORROWER HAS THE RIGHT TO ELECT ARBITRATION BEFORE ONE OF THE FOREGOING ORGANIZATIONS, BUT IF THE



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     BORROWER FAILS TO MAKE SUCH ELECTION BY CERTIFIED LETTER ADDRESSED TO
     DEUTSCHE BANK BEFORE THE EXPIRATION OF TEN DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM DEUTSCHE BANK TO MAKE SUCH ELECTION, THEN DEUTSCHE BANK MAY MAKE SUCH ELECTION. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS CONSENT BY DEUTSCHE BANK TO AN AWARD OF PUNITIVE DAMAGES. THE AWARD OF THE ARBITRATORS, OR THE MAJORITY OF THEM, SHALL BE FINAL, AND JUDGMENT UPON THE AWARD RENDERED MAY BE ENTERED IN ANY COURT, STATE OR FEDERAL, HAVING JURISDICTION.

     NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL:

     (i)   THE CLASS CERTIFICATION IS DENIED;

     (ii)  THE CLASS IS DECERTIFIED; OR

     (iii) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT.

     SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS LOAN AND PLEDGE AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

     FOR LITIGATION IN COURT:

     (A) UNLESS THE PARTIES OTHERWISE AGREE IN WRITING WHEN ANY DISPUTE ARISES, ANY LITIGATION MUST BE INSTITUTED IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR THE SUPREME COURT OF THE STATE OF NEW YORK FOR THE COUNTY OF NEW YORK.

     (B) ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR ACTION IS HEREBY WAIVED BY ALL PARTIES TO THIS AGREEMENT.

        Specific Information for Bracketed Terms

        Term1 (Date of Agreement)                  As of March 15, 2000

        Term2 (Borrower Name)                      Telxon Systems Services, Inc.

        Term3 (Commitment Amount)                  $236,000,000.00

        Term4 (Issuer Name)                        Cisco Systems, Inc. (CSCO)

        Term5 (Deal Reference #)                   #23824 & #23825

        Term6 (Date of Acquisition of              March 15, 2000
          Collared Shares)

        Term7 (# of Pledged Shares)                2,080,000

        Term8 (Account#)                           DBSI Account #:145-00204

        Term9 (Borrower Name)                      Telxon Systems Services, Inc.

         WHEREFORE, the parties have made and entered into this Agreement as of the dated stated above.

THIS AGREEMENT CONTAINS A PRE-DISPUTE ARBITRATION CLAUSE IN PARAGRAPH B.15.


TELXON SYSTEMS SERVICES, INC., as Borrower
------------------------------


By: /s/ Woody M. McGee
   ----------------------------------------------
Name:     Woody M. McGee
Title:    Vice President, Chief Financial Officer
Address:  c/o Telxon Corporation
          1000 Summit Drive
          Cincinnati, OH 45150
          Clermont County, OH



DEUTSCHE BANK SECURITIES, INC., as agent


By: /s/ James S. Rowen
   ---------------------------------------------
Name:     James S. Rowen
Title:    MD


By: /s/ Jill H. Rathjen
   ---------------------------------------------
Name:     Jill H. Rathjen
Title:    Director



DEUTSCHE BANK AG, LONDON BRANCH


By: /s/ James S. Rowen
   --------------------------------------------
Name:     James S. Rowen
Title:    A-I-F


By: /s/ Jill H. Rathjen
   --------------------------------------------
Name:     Jill H. Rathjen
Title:    A-I-F

                                    EXHIBIT A

                                 PROMISSORY NOTE



                                                         Date:
                                                              -----------------


    For value received, the undersigned ("BORROWER") hereby unconditionally promises to pay to the order of Deutsche Bank AG, London Branch ("LENDER"), in accordance with the instructions of Lender, in lawful money of the United States of America, as follows:


     DATE OF LOAN & PLEDGE AGREEMENT             ___________________

     DATE OF MASTER AGREEMENT                    ____________________

     PRINCIPAL AMOUNT OF NOTE                    $___________________

     NOTE MATURITY DATE                          the Settlement Date, as
                                                 defined in the Master Agreement

     INTEREST RATE                               [Floating at [LIBOR] plus __% ]
                                                 [Fixed at __%]

     INTEREST PAYMENT DATES/RESET DATES (check one):

          [   ] on the Note Maturity Date.

          [   ] commencing on _______________________, 20__ and on the __ day

                of each ________________________, ___________________________,

               ____________________, and ____________________ thereafter, and on the Note Maturity Date.


     This Note is subject to the terms and conditions of the Loan and Pledge Agreement referenced above between Lender and Borrower, and is being entered into in connection with the Option Transaction referenced above. This Note is one in a series of notes which aggregate into the Loan amount, as defined under the Loan and Pledge Agreement. Terms used herein which are defined in the Loan and Pledge Agreement shall have their defined meanings when used herein. The Loan and Pledge Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events. This Note is secured pursuant to the Loan and Pledge Agreement, to which reference is hereby made for a description of the rights of Borrower and Lender in respect of such collateral.

     Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note. Borrower certifies that the proceeds paid under this Note will not be used to pay dividends or distributions in respect of, or redeem or make any other payment in respect of, any equity securities of or other equity interests (the terms "equity securities" and "other equity interests" as used herein shall not include any securities convertible into equity securities or any debentures) in the Borrower.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE). BORROWER AND THE LENDER EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS PROMISSORY NOTE OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

Agreed and accepted as of the __ date of ________, ____



                                            , as Borrower
--------------------------------------------


By:
   -----------------------------------------
Name:
Title:

Deutsche Bank Alex. Brown                          [DEUTSCHE BANK LOGO]

                                                   Deutsche Bank Securities Inc.
                                                   31 West 52nd Street
                                                   New York, NY  10019

                                                   Tel:  212 469 5000

Mr. Michael D. Griffith
Telxon Corporation
3330 West Market Street
P.O. Box 5582
Akron, OH  44334-0582

June 19th, 2000

Dear Mike:

This letter confirms that subject to the terms of the Loan and Pledge Agreement entered into between Deutsche Bank AG ("Deutsche Bank") and Telxon Systems Services Inc. ("Telxon") dated March 15, 2000, Telxon may draw down loan amounts up to the maximum aggregate amount specified in the Agreement. The interest rate on such loans will be based on the London Interbank Offered Rate ("Libor") for U.S. Dollars for the reset term agreed to by Telxon and Deutsche Bank plus a spread of 30 basis points.

For example, for a loan of one month, the interest rate might be based on the one-month Libor rate on the drawdown date plus 30 basis points, with the interest paid at maturity. For a three-month loan, the interest rate might be based on the three-month Libor rate on the drawdown date plus 30 basis points, with the interest paid at maturity. For a 12-month loan, the initial interest rate might be based on the three-month Libor rate on the drawdown date plus 30 basis points; subsequently, the Libor rate would be reset quarterly. Interest would be paid quarterly. Alternatively the interest rate might be based on 12-month Libor on the drawdown date plus 30 basis points, with the interest paid only at maturity.

Yours sincerely,



/s/ Ken Shoji

Ken Shoji
Director
Deutsche Bank Securities Inc.